August 24, 2006

Supplement

SUPPLEMENT DATED AUGUST 24, 2006 TO THE PROSPECTUS OF
MORGAN STANLEY INTERNATIONAL FUND
Dated February 28, 2006

The first paragraph in the section of the Fund's Prospectus titled ‘‘Principal Investment Strategies – Options’’ is hereby deleted and replaced with the following:

Options.    The Fund may purchase options on various indices in which the Fund may invest. These options may be used to increase, limit or modify exposure to various securities, indices, countries or regions. In addition, the Fund may sell or ‘‘write’’ put options and/or covered call options in order to gain additional income.

The disclosure in the section of the Fund's Prospectus titled ‘‘Principal Risks – Options’’ is hereby deleted and replaced with the following:

Options.    The use of options (including listed and OTC options) would subject the Fund to certain risks. The Investment Adviser's predictions of movements in the direction of the securities markets may be inaccurate, and the adverse consequences to the Fund (e.g., a reduction in the Fund's net asset value or a reduction in the amount of income available for distribution) may leave the Fund in a worse position than if the options had not been used. Other risks inherent in the use of options include, for example, the possible imperfect correlation between the price of option contracts and movements in the prices of the securities included in the indices underlying the options. OTC covered call options are negotiated with dealers and there is no secondary market for these investments. OTC options are also subject to counterparty risk. To minimize this risk, the Fund will enter into OTC option transactions only with counterparties that meet certain requirements for credit quality and collateral.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

INLSPT1